Exhibit 10.3

GUARANTY

This GUARANTY (as amended, amended and restated, supplemented, or otherwise modified from time to time, this “Guaranty”), dated as of June 17, 2014, is made by US ECOLOGY, INC., a Delaware corporation (the “Borrower”), each of the Subsidiaries of the Borrower that is a signatory hereto (each, a “Subsidiary Guarantor”, and together with the Borrower and each Additional Subsidiary Guarantor, the “Guarantors”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the benefit of the Secured Parties.

RECITALS

A.            The Borrower has entered into that certain Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, each lender from time to time party thereto (the “Lenders”) and the Administrative Agent.

B.            In consideration of the extensions of credit and other accommodations of the Lenders, Hedge Banks and Cash Management Banks as set forth in the Loan Documents, Secured Hedge Agreements and Secured Cash Management Agreements, each Guarantor has agreed to guarantee the Guaranteed Obligations under such agreements as set forth herein.

C.            It is a condition precedent to the making of the loans and other financial accommodations under the Credit Agreement that each Guarantor has agreed to guarantee the Guaranteed Obligations under the Loan Documents, Secured Hedge Agreements and Secured Cash Management Agreements as set forth herein.

AGREEMENT

NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Parties to make extensions of credit under the Credit Agreement and to enter into the Loan Documents, Secured Hedge Agreements and Secured Cash Management Agreements, the Guarantors hereby jointly and severally, absolutely, irrevocably and unconditionally agree as follows:

SECTION 1.
DEFINITIONS

1.1          Certain Defined Terms.

As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires:

“Additional Subsidiary Guarantor” has the meaning given in Section 3.14.

“Adjusted Maximum Amount” has the meaning given in Section 2.2(b).

“Administrative Agent” is defined in the preamble.

“Aggregate Payments” has the meaning given in Section 2.2(b).

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the recitals.

“Direct Secured Obligations” shall mean, with respect to any Credit Party, any Secured Obligation of such Credit Party in its capacity as a borrower under the Credit Agreement or a counterparty obligor with respect to a Cash Management Agreement or a Secured Hedge Agreement.

“Fair Share” has the meaning given in Section 2.2(b).

“Fair Share Shortfall” has the meaning given in Section 2.2(b).

“Fraudulent Transfer Laws” has the meaning given in Section 2.2(a).

“Funding Guarantor” has the meaning given in Section 2.2(b).

“Guaranteed Obligations” means any and all of the Secured Obligations (as defined in the Credit Agreement); provided that the term “Guaranteed Obligations” as it applies to any Credit Party in its capacity as a Guarantor hereunder shall exclude any Direct Secured Obligations of such Credit Party.

“Guarantors” is defined in the preamble.

“Guaranty” is defined in the preamble.

“Lenders” is defined in the recitals.

“Obligee Guarantor” has the meaning given in Section 2.7.

“Payment in Full of the Secured Obligations” has the meaning assigned to “payment in full” in Section 1.2 of the Credit Agreement.  The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein or in any other document with respect to the Secured Obligations shall have the correlative meanings.

“Qualified ECP Guarantor” means, in respect of any Swap Obligations, each Credit Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Subsidiary Guarantor” is defined in the preamble.

“Termination Date” has the meaning given in Section 2.6.

1.2          Interpretation.

(a)           References to “Sections” shall be to Sections of this Guaranty unless otherwise specifically provided.

(b)           Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

(c)           The rules of construction set forth in Sections 1.2 through 1.10 of the Credit Agreement shall be applicable to this Guaranty mutatis mutandis.

SECTION 2.
THE GUARANTY

2.1          Guaranty of the Guaranteed Obligations.

Subject to the provisions of Section 2.2(a), the Guarantors hereby jointly and severally, absolutely, irrevocably and unconditionally guaranty to the Administrative Agent, for the benefit of the Secured Parties, the prompt and complete payment and performance in full by each other Guarantor of all Guaranteed Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code).

2.2          Limitation on Amount Guaranteed; Contribution by Guarantors.

(a)           Anything contained in this Guaranty to the contrary notwithstanding, if any Fraudulent Transfer Law (as hereinafter defined) is determined by a court of competent jurisdiction to be applicable to the obligations of any Guarantor under this Guaranty, such obligations of such Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (i) in respect of intercompany indebtedness to any other Guarantor to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder, and (ii) under any guaranty of other Indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this Section 2.2(a), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the

Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement (including any such right of contribution under Section 2.2(b)).  Each Guarantor acknowledges and agrees that, to the extent not prohibited by applicable law, (i) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under Fraudulent Transfer Laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Guaranty, (ii) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2.2(a) or to reduce, or request judicial relief reducing, the amount of its liability under this Guaranty, and (iii) the limitation set forth in this Section 2.2(a) may be enforced only to the extent required under Fraudulent Transfer Laws in order for the obligations of such Guarantor under this Guaranty to be enforceable under Fraudulent Transfer Laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of such Guarantor or other Person entitled, under such laws, to enforce the provisions thereof.

(b)           The Guarantors under this Guaranty together desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty.  Accordingly, in the event any payment or distribution is made at any time by any Guarantor under this Guaranty (a “Funding Guarantor”) that exceeds its Fair Share (as defined below) as of such date, that Funding Guarantor shall be entitled to a contribution from each of the other Guarantors in the amount of such other Guarantor’s Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Guarantor’s Aggregate Payments (as defined below) to equal its Fair Share as of such date.  “Fair Share” means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the ratio of (A) the Adjusted Maximum Amount (as defined below) with respect to such Guarantor to (B) the aggregate of the Adjusted Maximum Amounts with respect to all Guarantors multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the Guaranteed Obligations.  “Fair Share Shortfall” means, with respect to a Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Guarantor over the Aggregate Payments of such Guarantor.  “Adjusted Maximum Amount” means, with respect to a Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Guaranty, determined as of such date, in accordance with Section 2.2(a); provided that, solely for purposes of calculating the “Adjusted Maximum Amount” with respect to any Guarantor for purposes of this Section 2.2(b), any assets or liabilities of such Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor.  “Aggregate Payments” means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including in respect of this Section 2.2(b)) minus (ii) the aggregate amount of all payments received on or before such date by such

Guarantor from the other Guarantors as contributions under this Section 2.2(b).  The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor.  The allocation among Guarantors of their obligations as set forth in this Section 2.2(b) shall not be construed in any way to limit the liability of any Guarantor hereunder.  Any other Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 2.2(b), which shall not be construed in any way to limit the liability of any Guarantor hereunder.

2.3          Payment by Guarantors; Application of Payments.

Subject to the provisions of Section 2.2(a), the Guarantors hereby jointly and severally, absolutely, irrevocably and unconditionally agree in furtherance of the foregoing and not in limitation of any other right which any Secured Party may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of any other Credit Party to pay or perform any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), the Guarantors will upon demand pay, or cause to be paid, in cash, to the Administrative Agent for the benefit of the Secured Parties, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for the filing of a petition in bankruptcy with respect to the primary obligor of such Guaranteed Obligations, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against such Credit Party for such interest in the related bankruptcy proceeding) and all other Guaranteed Obligations then owed to the Secured Parties as aforesaid.  All such payments shall be applied promptly from time to time by the Administrative Agent as set forth in the Credit Agreement.

2.4          Liability of Guarantors Absolute.

Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than Payment in Full of the Secured Obligations or a release of such Guarantor in accordance with the Loan Documents.  In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

(a)           This Guaranty is a guaranty of payment and performance when due and not of collectability.

(b)           The obligations of each Guarantor hereunder are independent of the obligations of each other Credit Party under the Loan Documents, the Secured Hedge Agreements and the Secured Cash Management Agreements and the obligations of any other guarantor (including any other Guarantor) of the obligations of the Credit Parties under the Loan Documents, the Secured Hedge Agreements and the Secured Cash Management Agreements, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against the primary obligor of such Guaranteed Obligations  or any of such other guarantors and whether or not such primary obligor is joined in any such action or actions.

(c)           Payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor’s liability for any portion of the Guaranteed Obligations which has not been paid.  Without limiting the generality of the foregoing, if the Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor’s liability hereunder in respect of the Guaranteed Obligations.

(d)           Any Secured Party, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; and (v) enforce and apply any security now or hereafter held by or for the benefit of such Secured Party in respect of this Guaranty or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Secured Party may have against any such security, in each case as such Secured Party in its discretion may determine consistent with the Loan Documents or the applicable Secured Hedge Agreement or Secured Cash Management Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against the primary obligor of such Guaranteed Obligations or any security for the Guaranteed Obligations.  Any Secured Party may exercise any rights expressly available to it under the Loan Documents, the Secured Hedge Agreements or the Secured Cash Management Agreements.

(e)           This Guaranty and the obligations of the Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than Payment in Full of any

Secured Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce, or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, the Secured Hedge Agreements, the Secured Cash Management Agreements, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to or departure from, any of the terms or provisions (including provisions relating to events of default) of any of the Loan Documents, any of the Secured Hedge Agreements, any of the Secured Cash Management Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms of such Loan Document, Secured Hedge Agreement, Secured Cash Management Agreement or any agreement or instrument executed pursuant thereto or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Secured Party might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Secured Party’s consent to the change, reorganization or termination of the corporate structure or existence of any of the Guarantors and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which the primary obligor of such Guaranteed Obligations may allege or assert against any Secured Party in respect of the Secured Obligations (other than, subject to Section 2.13(c), the Payment in Full of the Secured Obligations or a release of such Guarantor in accordance with the Loan Documents), including failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations  (provided that the Guarantors do not waive any claims based on the gross negligence or willful misconduct of the Secured Parties).

2.5          Waivers by Guarantors.

Each Guarantor hereby waives, for the benefit of the Secured Parties, to the extent permitted by applicable law:

(a)           any right to require any Secured Party, as a condition of payment or performance by such Guarantor, to (i) proceed against the primary obligor of such Guaranteed Obligations, any other guarantor (including any other Guarantor) of the

Guaranteed Obligations or any other Person; (ii) proceed against or exhaust any security held from the primary obligor of such Guaranteed Obligations, any such other guarantor or any other Person; (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Secured Party in favor of the primary obligor of such Guaranteed Obligations, any such other guarantor or any other Person; or (iv) pursue any other remedy in the power of any Secured Party whatsoever;

(b)           any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the primary obligor of such Guaranteed Obligations including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the primary obligor of such Guaranteed Obligations from any cause other than Payment in Full of the Secured Obligations or a release of such Guarantor in accordance with the Loan Documents;

(c)           any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

(d)           any defense based upon any Secured Party’s errors or omissions in the administration of the Guaranteed Obligations  (provided that the Guarantors do not waive any claims based on the gross negligence or willful misconduct of the Secured Parties);

(e)           (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor’s obligations hereunder other than Payment in Full of Secured Obligations or a release of such Guarantor in accordance with the Loan Documents; (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof; (iii) any rights to set-offs, recoupments and counterclaims; and (iv) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto;

(f)            notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Loan Documents, the Secured Hedge Agreements, the Secured Cash Management Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to the Credit Parties and notices of any of the matters referred to in Section 2.4 and any right to consent to any thereof;

(g)           any defenses (other than the defense of Payment in Full of the Secured Obligations or release in accordance with the Loan Documents) or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty;

(h)           any defense based upon any Secured Party’s failure to mitigate damages (provided that the Guarantors do not waive any claims based on the gross negligence or willful misconduct of the Secured Parties); and

(i)            all rights to insist upon, plead or in any manner claim or take the benefit or advantage of any appraisal, valuation, stay, extension, marshaling of assets, redemption or similar law, or exemption, whether now or hereafter in force, which may delay, prevent or otherwise affect the performance by any Guarantor of its obligations under, or the enforcement by any Secured Party of, this Guaranty.

2.6          Guarantors’ Rights of Subrogation, Contribution, Etc.

Each Guarantor hereby agrees to postpone the right to exercise at any time prior to the Payment in Full of the Secured Obligations (the date of such payment and performance, the “Termination Date”) any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against the other Credit Parties or any of their assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against the other Credit Parties; (b) any right to enforce, or to participate in, any claim, right or remedy that any Secured Party now has or may hereafter have against the Borrower; and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Secured Party.  In addition, until the Termination Date, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations (including any such right of contribution under Section 2.2(b)).  The foregoing agreements of the Guarantors set forth in this Section 2.6 shall remain operative and in full force and effect until the Termination Date regardless of the termination of this Guaranty.  Each Guarantor further agrees that, to the extent the postponement or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against the primary obligor of such Guaranteed Obligations or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Secured Party may have against the primary obligor of such Guaranteed Obligations, to all right, title and interest any Secured Party may have in any such collateral or security, and to any right any Secured Party may have against such other guarantor.  If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when a Payment in Full of the Secured Obligations shall not have occurred, such amount shall be held in trust for the Administrative Agent on behalf of the Secured Parties and shall forthwith be paid over to the Administrative Agent for the benefit of the Secured Parties to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

2.7          Subordination of Other Obligations.

Any Indebtedness of any Guarantor now or hereafter held by any other Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Administrative Agent on behalf of the Secured Parties and following notice by the Administrative Agent, shall forthwith be paid over to the Administrative Agent for the benefit of the Secured Parties to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision of this Guaranty.

2.8          Expenses.

The Guarantors hereby jointly and severally, absolutely, irrevocably and unconditionally agree to pay, or cause to be paid, on demand, and to save the Administrative Agent harmless against liability for, any and all reasonable and documented out-of-pocket costs and expenses (including the reasonable and documented out-of-pocket fees, charges and disbursements of one primary counsel, and appropriate local or special counsel, if reasonably necessary) incurred or expended by the Administrative Agent in connection with the enforcement of or preservation of any rights under this Guaranty, all in accordance with the terms of Section 12.3 of the Credit Agreement, the provisions of which are incorporated herein, mutatis mutandis.

2.9          Continuing Guaranty.

This Guaranty is a continuing guaranty and shall remain in effect until the Termination Date; provided that as to any Guarantor this Guaranty may be terminated prior to the Termination Date pursuant to Section 2.15.  Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

2.10        Authority of Guarantors.

It is not necessary for any Secured Party to inquire into the capacity or powers of any Guarantor or the officers, directors or any agents acting or purporting to act on behalf of any of them.

2.11        Financial Condition of Credit Parties.

Any Loans or other extensions of credit may be granted to the Borrower or continued from time to time, any Secured Hedge Agreements and any Secured Cash Management Agreements may be entered into by any Credit Party from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of the Borrower or such Credit Party at the time of any such grant or continuation or at the time such Secured Hedge Agreement or Secured Cash Management Agreement is entered into, as the case may be.  No Secured Party shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of any Credit Party.  Each Guarantor has adequate means to obtain information from the other Credit Parties on a continuing basis concerning the financial condition of the other Credit Parties and its ability to perform its obligations under the Loan Documents, Secured Hedge Agreements and

Secured Cash Management Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the other Credit Parties and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations.  Each Guarantor hereby waives and relinquishes any duty on the part of any Secured Party to disclose any matter, fact or thing relating to the business, operations or conditions of the other Credit Parties now known or hereafter known by any Secured Party.

2.12                        Rights Cumulative.

The rights, powers and remedies given to the Secured Parties by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to the Secured Parties by virtue of any statute or rule of law or in any of the other Loan Documents, Secured Hedge Agreements or Secured Cash Management Agreements, or any agreement between any Guarantor and any Secured Party or Secured Parties or between any Credit Party and any Secured Party or Secured Parties.  Any forbearance or failure to exercise, and any delay by any Secured Party in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

2.13                        Bankruptcy; Post-Petition Interest; Reinstatement of Guaranty.

(a)                                 So long as the Payment in Full of the Secured Obligations has not occurred, no Guarantor shall, without the prior written consent of the Administrative Agent acting pursuant to the instructions of Required Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings against any other Credit Party.  The obligations of a Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of any other Credit Party or by any defense which any other Credit Party may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

(b)                                 Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if said proceedings had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of the Guarantors and the Secured Parties that the Guaranteed Obligations should be determined without regard to any rule of law or order which may relieve any Credit Party of any portion of such Guaranteed Obligations.  The Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Administrative Agent, or allow the claim of the Administrative Agent in respect of, any such interest accruing after the date on which such proceeding is commenced.

(c)                                  In the event that all or any portion of the Guaranteed Obligations are paid by the primary obligor of such Guaranteed Obligations, the obligations of the Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Secured Party as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes under this Guaranty.

2.14                        Set Off.

If an Event of Default described in Section 10.1(a), (b), (h) or (i) of the Credit Agreement has occurred and is continuing or, with the consent of the Administrative Agent, if any other Event of Default has occurred and is continuing, in addition to any other rights any Secured Party may have under law or in equity, if any amount shall at any time be due and owing by any Guarantor to any Secured Party under this Guaranty, such Secured Party is authorized at any time or from time to time, without notice (any such notice being hereby expressly waived) to any Guarantor but after obtaining the prior written consent of the Administrative Agent, to set off and to appropriate and to apply any and all deposits (general or special, including indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Secured Party owing to such Guarantor and any other property of such Guarantor held by any Secured Party to or for the credit or the account of such Guarantor against and on account of the Guaranteed Obligations and liabilities of such Guarantor to any Secured Party under this Guaranty.

2.15                        Discharge of Guaranty Upon Sale of Subsidiary Guarantor.

If any Subsidiary Guarantor shall be released from this Guaranty in accordance with the Loan Documents or with the consent of the requisite Lenders pursuant to Section 12.2 of the Credit Agreement, the guaranty of such Subsidiary Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Secured Party or any other Person effective as of the time of such release.

2.16                        Representations and Warranties.

Each Guarantor acknowledges and agrees that it is familiar with the Credit Agreement and the representations and warranties applicable to it thereunder.  The representations and warranties contained in Article VII of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to any Guarantor and its properties, are true and correct in all material respects (or, to the extent a representation and warranty contains a materiality or Material Adverse Effect qualification, in all respects), and shall be true and correct in all material respects (or, to the extent a representation and warranty contains a materiality or Material Adverse Effect qualification, in all respects) on each day on which such representations and warranties will be repeated in accordance with the Loan Documents (except to the extent they relate to any earlier date in which case such representations and warranties shall have been true and correct in all material respects (or, to the extent a representation and warranty contains a materiality or Material Adverse Effect qualification, in all respects) as of such earlier date), each representation and warranty set forth in Article VII of the

Credit Agreement (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Section 2.16.

2.17                        Covenants.

Each Guarantor acknowledges and agrees that it is familiar with the Credit Agreement and the covenants applicable to it thereunder.  Each Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in Articles VIII and IX of the Credit Agreement, which are applicable to such Guarantor, each such agreement, covenant and obligation contained in Articles VIII and IX of the Credit Agreement, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Section 2.17.

2.18                        Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.18 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.18, or otherwise under this Guaranty, as it relates to such Credit Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section 2.18 shall remain in full force and effect until the Payment in Full of the Secured Obligations.  Each Qualified ECP Guarantor intends that this Section 2.18 constitute, and this Section 2.18 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 3.
MISCELLANEOUS

3.1                               Survival of Warranties.

All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the other Loan Documents and any increase in the Commitments under the Credit Agreement.

3.2                               Notices.

Any communications between the Administrative Agent and any Guarantor and any notices or requests provided herein to be given may be given in accordance with Section 12.1 of the Credit Agreement, to each party hereto at its address set forth in the Credit Agreement, on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate.  Any notice, request or demand to or upon the Administrative Agent or any Guarantor shall not be effective until received.

3.3                               Severability.

In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3.4                               Amendments and Waivers.

No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of the Administrative Agent and, in the case of any such amendment or modification, each Guarantor.  Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

3.5                               Headings.

Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

3.6                               APPLICABLE LAW; RULES OF CONSTRUCTION.

THIS GUARANTY AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.7                               Successors and Assigns.

This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its respective successors and assigns.  This Guaranty shall inure to the benefit of the Secured Parties and their respective successors and assigns.  No Guarantor shall assign this Guaranty or any of the rights or obligations of such Guarantor hereunder without the prior written consent of the Administrative Agent (acting at the direction of the Required Lenders).  Any Secured Party may, without notice or consent, assign its interest in this Guaranty in whole or in part, provided that any assignee shall be a Secured Party under the Credit Agreement.  The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of any Commitments or Loan, and in the event of such transfer or assignment the rights and privileges herein conferred upon such Secured Party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof and the other Loan Documents.

3.8                               WAIVER OF JURY TRIAL.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

3.9                               SUBMISSION TO JURISDICTION; WAIVER OF VENUE.

(a)                                 EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY OTHER SECURED PARTY, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS GUARANTY OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)                                 EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT

PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

3.10                        No Other Writing.

This writing is intended by the Guarantors and the Secured Parties as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby.  No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty.  There are no conditions to the full effectiveness of this Guaranty.

3.11                        Further Assurances.

At any time or from time to time, upon the request of the Administrative Agent, each Guarantor shall execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order to effect fully the purposes of this Guaranty.

3.12                        Counterparts; Effectiveness.

This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument.  This Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor) and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

3.13                        Administrative Agent as Agent.

(a)                                 The Administrative Agent has been appointed to act as the administrative agent hereunder by the Secured Parties.  The Administrative Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Loan Documents.  In furtherance of the foregoing provisions of this Section 3.13, each Secured Party, by its acceptance of the benefits hereof, agrees that, except to the extent specifically provided herein, it shall have no right individually to enforce this Guaranty, it being understood and agreed by such Secured Parties that all rights and remedies hereunder may be exercised solely by the Administrative Agent for the benefit of the Secured Parties in accordance with the terms of this Section 3.13.

(b)                                 The Administrative Agent shall at all times be the same Person that is the Administrative Agent under the Credit Agreement.  Written notice of resignation by the Administrative Agent pursuant to the terms of the Credit Agreement shall also constitute notice of resignation as the Administrative Agent under this Guaranty; removal of the Administrative Agent pursuant to the terms of the Credit Agreement shall also constitute removal as the Administrative Agent under this Guaranty; and appointment of a successor Administrative Agent pursuant to the terms of the Credit Agreement shall also constitute appointment of a successor Administrative Agent under this Guaranty.  Upon the acceptance of any appointment as the Administrative Agent under the terms of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent under this Guaranty, and the retiring or removed Administrative Agent under this Guaranty shall promptly (i) transfer to such successor Administrative Agent all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under this Guaranty; and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the rights created hereunder, whereupon such retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Guaranty.  After any retiring or removed Administrative Agent’s resignation or removal hereunder as the Administrative Agent, the provisions of this Guaranty shall inure to its benefit as to any actions taken or omitted to be taken by it under this Guaranty while it was the Administrative Agent hereunder.  In the performance of its duties hereunder, the Administrative Agent shall have all of the rights, benefits, protections, immunities and indemnities afforded to it in the Loan Documents.

3.14                        Additional Subsidiary Guarantors.  From time to time subsequent to the date hereof to the extent required under the Credit Agreement, additional Domestic Subsidiaries of the Borrower may become parties hereto, as additional Guarantors (each an “Additional Subsidiary Guarantor”), by executing a joinder agreement to this Guaranty in the form of Exhibit A attached hereto.  Upon delivery of any such joinder agreement to the Administrative Agent, notice of which is hereby waived by each Guarantor, each such Additional Subsidiary Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Subsidiary Guarantor were an original signatory hereof.  Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of the Administrative Agent not to cause any Affiliate of the Borrower to become an Additional Subsidiary Guarantor hereunder.  This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

US ECOLOGY, INC., a Delaware corporation

By:
Name:
Title:

AMERICAN ECOLOGY ENVIRONMENTAL SERVICES CORPORATION, a Texas corporation

By:
Name:
Title:

AMERICAN ECOLOGY RECYCLE CENTER, INC., a Delaware corporation

By:
Name:
Title:

US ECOLOGY FIELD SERVICES, INC., a Delaware corporation

By:
Name:
Title:

US ECOLOGY IDAHO, INC., a Delaware corporation

By:
Name:
Title:

[Signature Page to Guaranty]

US ECOLOGY ILLINOIS, INC., a California corporation

By:
Name:
Title:

US ECOLOGY MICHIGAN, INC., a Michigan corporation

By:
Name:
Title:

US ECOLOGY NEVADA, INC., a Delaware corporation

By:
Name:
Title:

US ECOLOGY TEXAS, INC., a Delaware corporation

By:
Name:
Title:

US ECOLOGY WASHINGTON, INC., a Delaware corporation

By:
Name:
Title:

[Signature pages continue on next page]

[Signature Page to Guaranty]

1045 PENNSYLVANIA AVE, LLC, a New Jersey limited liability company

By:
Name:
Title:

ALLSTATE POWER VAC, INC., a New York corporation

By:
Name:
Title:

ENVIRITE OF ILLINOIS, INC., a Delaware corporation

By:
Name:
Title:

ENVIRITE OF OHIO, INC., a Delaware corporation

By:
Name:
Title:

ENVIRITE OF PENNSYLVANIA, INC., a Delaware corporation

By:
Name:
Title:

ENVIRITE TRANSPORTATION LLC, an Ohio limited liability company

By:
Name:
Title:

[Signature Page to Guaranty]

EQ ALABAMA, INC., a Michigan corporation

By:
Name:
Title:

EQ AUGUSTA, INC., a Michigan corporation

By:
Name:
Title:

EQ DETROIT, INC., a Michigan corporation

By:
Name:
Title:

EQ FLORIDA, INC., a Michigan corporation

By:
Name:
Title:

EQ HOLDINGS, INC., a Delaware corporation

By:
Name:
Title:

EQ INDUSTRIAL SERVICES, INC., a Michigan corporation

By:
Name:
Title:

[Signature Page to Guaranty]

EQ METALS RECOVERY LLC, an Ohio limited liability company

By:
Name:
Title:

EQ MOBILE RECYCLING, INC., a Michigan corporation

By:
Name:
Title:

EQ NORTHEAST, INC., a Massachusetts corporation

By:
Name:
Title:

EQ OKLAHOMA, INC., a Michigan corporation

By:
Name:
Title:

EQ PARENT COMPANY, INC., a Delaware corporation

By:
Name:
Title:

EQ RESOURCE RECOVERY, INC., a Michigan corporation

By:
Name:
Title:

[Signature Page to Guaranty]

EQ THE ENVIRONMENTAL QUALITY COMPANY, a Michigan corporation

By:
Name:
Title:

MICHIGAN DISPOSAL, INC., a Michigan corporation

By:
Name:
Title:

PIPEVISION TECHNOLOGIES LLC, a New York limited liability company

By:
Name:
Title:

RTF ROMULUS, LLC, a Michigan limited liability company

By:
Name:
Title:

VAC — ALL SERVICE, INC., a Michigan corporation

By:
Name:
Title:

[Signature pages continue on next page]

[Signature Page to Guaranty]

WAYNE DISPOSAL, INC., a Michigan corporation

By:
Name:
Title:

WAYNE ENERGY RECOVERY, INC., a Michigan corporation

By:
Name:
Title:

[Signature Page to Guaranty]

EXHIBIT A

to Guaranty

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of [                    ], 20[      ], is delivered by [NAME OF ADDITIONAL SUBSIDIARY GUARANTOR] a [                    ] (the “Additional Subsidiary Guarantor”) pursuant to the Guaranty, dated as of June 17, 2014 (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Guaranty”), between Guarantors, as defined therein, in favor of Wells Fargo Bank, National Association, in its capacity as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the benefit of the Secured Parties. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Guaranty.

RECITALS:

WHEREAS, certain of the subsidiaries of US Ecology, Inc., a Delaware corporation (other than the Additional Subsidiary Guarantor), have entered into the Guaranty in favor of the Administrative Agent for the benefit of the Secured Parties;

WHEREAS, the agreements, documents and instruments related to the Guaranteed Obligations require the Additional Subsidiary Guarantor to become a party to the Guaranty; and

WHEREAS, the Additional Subsidiary Guarantor has agreed to execute and deliver this Joinder Agreement in order to become a party to the Guaranty;

NOW, THEREFORE, IT IS AGREED:

1.              Guaranty.  By executing and delivering this Joinder Agreement, the Additional Subsidiary Guarantor, as provided in Section 3.14 of the Guaranty, hereby becomes a party to the Guaranty as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly guarantees the Guaranteed Obligations and assumes all obligations and liabilities of a Guarantor thereunder.  The Additional Subsidiary Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 2.16 of the Guaranty is true and correct on and as the date hereof (after giving effect to this Joinder Agreement) as if made by such Additional Subsidiary Guarantor on and as of such date.

2.              Governing Law.  THIS JOINDER AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

Exhibit A to Guaranty - 1

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

(Name of Additional Subsidiary Guarantor)

By:
Name:
Title:
Address:

[Exhibit A to Guaranty - Signature Page to Joinder Agreement]